Kemper Retirement Fund
Series VI

SEMIANNUAL REPORT TO SHAREHOLDERS
FOR THE PERIOD ENDED DECEMBER 31, 1995

Provides a guaranteed return of investment on the designated maturity date to investors who reinvest all dividends and hold their shares to the maturity date, and seeks to provide long-term growth of capital

     "Low inflation and declining interest rates to a certain extent gave us the best of both worlds--strong performance for both the stock and bond portions of the portfolio."

Table of
Contents

3
General
Economic Overview
5
Performance Update
7
Terms to Know
9
Individual Holdings
10
Portfolio of
Investments
13
Financial Statements
15
Notes to
Financial Statements
18
Financial Highlights


At A Glance

Total Return*
FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 1995
(UNADJUSTED FOR ANY SALES CHARGE):



---------------------------------------------------------------------------
KEMPER RETIREMENT FUND
SERIES VI                                    9.68%


Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. During the period noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.


------------------------------------------------------------------------------
NET ASSET VALUE
------------------------------------------------------------------------------
                                                    AS OF           AS OF
                                                  12/31/95         6/30/95
------------------------------------------------------------------------------
KEMPER RETIREMENT FUND
SERIES VI                                           $9.91           $9.26
------------------------------------------------------------------------------

------------------------------------------------------------------------------
DIVIDEND REVIEW
------------------------------------------------------------------------------
DURING THE REPORTING PERIOD, KEMPER RETIREMENT FUND SERIES VI PAID THE FOLLOWING DIVIDENDS:



                            INCOME         SHORT-TERM          LONG-TERM
                           DIVIDEND        CAPITAL GAIN       CAPITAL GAIN
------------------------------------------------------------------------------
SERIES VI                   $0.13             $0.04              $0.07
------------------------------------------------------------------------------

About Your Report

SHAREHOLDER REPORTS REVISED

Your fund's semiannual and annual reports are one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as explain significant changes to the fund during the six-month period ended December 31, 1995. In addition, the performance update includes commentary from your fund's portfolio manager on what might be expected in the coming months.


        Specifically, your report now includes:

        - Terms you need to know related to your fund

        - A look at your fund's largest individual holdings

               If you have any comments about the revised format, please write to:

          Kemper Funds
          Shareholder Communications
          120 South LaSalle Street
          Chicago, IL 60603

General Economic Overview

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $70 BILLION IN ASSETS, INCLUDING $43 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

Last year -- a year in which both the equity and the fixed-income markets produced strong above-average returns -- will be a difficult year to follow. However, based on what we see a few months into the new year, we believe 1996 also will be capable of rewarding investors. Unlike last year, however, we expect there will be more volatility from markets and a wider range of winners and losers in 1996. This is the time for careful decision-making.

        What has changed? We continue to experience low interest rates, an acceptable rate of economic growth and low inflation. Although certain government reports have been late in coming due to the federal government shutdown, there's little in the economic data that suggests cause for concern.

        Yet, this year we must begin to consider the possibility of a recession within the next 24 months. We have enjoyed one of the longest economic expansions in the 20th century. By virtue of the length of the expansion alone, it is reasonable to expect an eventual slowdown or negative growth. Moreover, a recession can be triggered by a surprise not forecastable by current available data. It could take the form of political turmoil in the Middle East, instability in Russia or even a further downturn in Japan's economic health. Any type of surprise has the potential to reverse the growth we have become accustomed to.

        Having enjoyed an almost uninterrupted climb in 1995, the markets also are vulnerable to correction. A key reason that stock prices have been rising is that there have been large cash flows directed to the market. Whenever positive liquidity is the driving force in the market -- as opposed to investors' reactions to individual companies' fundamentals -- one has to be cautious.

        Moreover, corporate earnings will not continue to grow at their earlier, breakneck paces. In 1996, we expect profit growth to be in the single-digit. Despite all, at this point early in the year, we think the stock market has the potential to return close to its historical average of about 10 percent.+ Remember, of course, that in January alone the Standard & Poor's 500 Stock Index gained 3.4 percent. Our forecast assumes added stock market volatility this year.

        Our equities forecast assumes some help from the bond market. As you know, the Federal Reserve Board has begun to ease short-term interest rates, and we expect rates to drop further. The relationship between short and long-term rates at this point in the economic cycle is an intriguing one, and one that would argue against a recession forecast. Short-term interest rates are falling. Yet, rates typically rise in an economy headed toward recession.

        As is typical after a strong year in the domestic markets, many investors will be looking overseas for superior return opportunities in 1996. This move makes good sense to us, as well. Foreign economies' expansions often follow the U.S. In fact, improvement abroad could help sustain this country's expansion as it could boost the demand for exports.

        The value of the dollar, having had a roller coaster year in 1995, should settle down. Strength in foreign markets could boost those countries' currencies, which would bring an end to the current dollar rally later this year.

        As we head toward the November presidential elections, we can expect continued discussion from both political parties about balancing the federal budget and related taxation issues. Frankly, we see the candidates as waging a war in sameness -- there's really little difference between the Republican primary platform and what President Bill Clinton has committed to about a balanced budget. Economically as well as socially, the trend in government is toward conservativism.

        With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.


Sincerely,

/s/ Stephen B. Timbers

Stephen B. Timbers
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER


February 20, 1996
+SOURCE: BASED UPON THE AVERAGE OF THE STANDARD & POOR'S 500 STOCK INDEX SINCE 1928 (TOWERS DATA SYSTEMS). THIS DATA IS HISTORICAL AND DOES NOT REFLECT FUTURE RESULTS. THE S&P 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

General Economic Overview
ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.


                                 [BAR GRAPH]

                             Now (1/31/96)      6 Months ago      1 year ago      2 years ago
    10-year Treasury rate(1)     5.65                6.49             7.47            5.97
    Prime rate(2)                8.50                8.75             9.00            6.00
    Inflation rate(3)            2.60                2.90             2.87            2.52
    The U.S. dollar(4)          -0.57               -4.11            -5.54           -0.07
    Capital goods orders(5)*    11.63                7.10            23.00           15.48
    Industrial production(6)     0.07                3.17             5.41            4.21
    Employment growth(7)         1.18                2.03             3.15            2.49


*    Data as of December 31, 1995

1 Falling interest rates in recent years have been a big plus for financial assets.

2 The interest rate that commercial lenders charge their best borrowers.

3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

4 Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

5  These influence corporate profits and equity performance.

6  An influence on corporate profits and equity performance.

7  An influence on family income and retail sales.


SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.

Performance Update

[CHESTER PHOTO]

TRACY MCCORMICK CHESTER JOINED KEMPER FINANCIAL SERVICES, INC. (KFS) IN 1994 AND IS NOW A FIRST VICE PRESIDENT OF KFS AND VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER RETIREMENT FUND SERIES VI. MS. MCCORMICK CHESTER RECEIVED BOTH HER B.A. AND M.B.A. DEGREES FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE SECOND HALF OF 1995 WAS MARKED BY SLOWER CORPORATE EARNINGS GROWTH AND DECLINING INTEREST RATES. PORTFOLIO MANAGER TRACY MCCORMICK CHESTER EXPLAINS HOW THESE TRENDS INFLUENCED THE MARKETS AND HER STRATEGY FOR THE KEMPER RETIREMENT FUND SERIES VI.

Q. DURING THE SECOND HALF OF 1995 -- THE PERIOD THIS REPORT COVERS -- WE SAW INCREASING VOLATILITY FOR A NUMBER OF STOCKS. WHAT BROUGHT THIS ABOUT?

A. To a large extent, I think investors were reacting (and in some cases OVERreacting) to mixed economic data. Some reports suggested the economy would maintain a "soft landing", others anticipated a strengthening economy, and a few economists even began to warn about recession. Investors became confused and the market became very rotational. Certain sectors were heavily favored one week, then virtually ignored the next. In this environment some stocks experienced striking price moves in both directions.

        Keep in mind that the market had been very strong -- and grown increasingly speculative -- since late 1994. By the fourth quarter of 1995 quite a few stocks were overextended in terms of valuation. When some disappointing earnings announcements began to emerge, investors wondered whether the party might be over, and many chose to lock in their profits. This was particularly true in the technology sector.

        From our perspective, the slowdown in corporate earnings reflected an inventory correction rather than a slide toward recession. For example, the strong performance of semiconductor and wireless telephone manufacturers had been fueled by expectations of demand continuing to outpace supply. In the third quarter, analysts began to question that assumption and, by the fourth quarter, those concerns were validated by reports from several of those companies. Sales were slowing, inventories were rising and it was apparent that many companies were going to have to reduce prices. This, of course, translates into smaller profit margins down the line.

Q.      HOW DID YOU POSITION KEMPER RETIREMENT FUND SERIES VI FOR THIS
ENVIRONMENT?

A. We did our best to stay disciplined with regard to fundamentals. Even though short-term prospects were not as dazzling as they had been, the long-term picture is still positive for many of these companies. In cases where a stock had enjoyed very strong gains and reached our price targets, it was trimmed or eliminated; on the other hand, if a stock had taken a beating but its fundamentals were still favorable, we took the opportunity to add to our position.

Performance Update

Q. TECHNOLOGY STOCKS WERE THE TALK OF 1995 -- FOR THEIR STELLAR PERFORMANCE THROUGH MOST OF THE YEAR AND SOME SHARP CORRECTIONS AT YEAR-END. HOW LARGE IS THE FUND'S TECHNOLOGY EXPOSURE, AND HOW DID THE CORRECTION AMONG TECHNOLOGY STOCKS AFFECT PERFORMANCE?

A. I started to trim our technology positions -- particularly those in semiconductor and software companies -- in early summer. In our analysis, most of these companies had become fully valued. When tech stocks rallied in July and August, our reduced exposure did limit the fund's gains. But for the rest of the period it served us quite well. Of course, it would have been better to have an even lower exposure when tech stocks corrected at year-end, but the impact on performance was far less severe than it could have been. More recently, I've become a bit more positive on tech stocks. We're seeing some better-quality companies trading at very reasonable valuations. As of December 31, the fund was about 7.9% in technology.

Q. HEALTH CARE AND FINANCIAL STOCKS WERE ALSO STRONG PERFORMERS IN 1995. HOW WAS THE FUND POSITIONED IN THESE SECTORS?

A. As of December 31, we only had about 3.8% in health care stocks. That's down somewhat from earlier in the year. While these stocks definitely contributed to performance in 1995, and I think the sector still offers some potential, we're going to have to be selective. Again, it comes down to fundamentals and discipline. In hindsight, a higher weighting in financials may have boosted performance. But the fund's interest rate exposure is already significant because of the zero-coupon bond component. In the interest of diversification, I chose to add value in other areas like basic industries (Monsanto) and aerospace (Boeing, GM Hughes, Allied-Signal, Textron) where there is little down-side potential and a lot of room for growth.

Q.      DOES THE FUND OWN ANY FOREIGN STOCKS?

A. Not at this time. However, modest inflation and a trend toward lower interest rates is making some of the overseas markets more attractive. I'm currently working with our analysts to evaluate some possible opportunities.

Q. AS OF DECEMBER 31, ZERO-COUPON BONDS ACCOUNTED FOR 58% OF THE FUND'S ASSETS. HOW DID THESE BONDS PERFORM DURING THE PERIOD?

A. Very well. Low inflation and declining interest rates to a certain extent gave us the best of both worlds -- strong performance for both the stock AND bond portions of the portfolio. Because zero coupon bonds don't make periodic interest payments, their values are very sensitive to movements in interest rates. When rates fall, as they did during 1995, the value of zero-coupon bonds -- especially those with longer maturities -- tends to rise rapidly. This is because they offer a fixed rate of reinvestment, which becomes more attractive the farther rates fall.

Q. SINCE KEMPER RETIREMENT FUND SERIES VI INVESTS IN COMMON STOCKS AND ZERO-COUPON BONDS, HOW SHOULD SHAREHOLDERS EVALUATE THE FUND'S PROGRESS?

A. To evaluate their fund as a whole, shareholders will do best to look at total return, which measures any realized or unrealized appreciation or depreciation of the fund's holdings.

        Performance of the fund's equity (stock) investments can be compared with the Russell 1000(R) Growth Index. However, it's important to realize that there will always be some variance in the performance of the fund and that of the index. This is because of differences in the composition of the fund's portfolio and the index, which is unmanaged, meaning its composition is fixed.

        The bond portion of the fund is unmanaged; those securities will stay in the portfolio until maturity. But it's important to be aware of the influence these securities have on the fund's total return. As I mentioned, the value of a zero-coupon bond is very sensitive to changing interest rates.
So if we were to see rates climb back up, the value of these bonds would decline. But as they get closer to maturity, at which time they'll attain their face value, the influence of interest rates declines.

        Competitive rankings, such as those provided by Lipper Analytical Services are often helpful in measuring a fund's performance relative to funds with similar investment objectives. However, since the concept of a target equity fund is fairly new, Kemper Retirement Fund Series accounts for 6 of 13 funds in the category (as of December 31, 1995).

Performance Update


Q.      WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A. Generally positive. Continued low inflation and steady or declining interest rates should favor the series' growth stock investments as well as its bond holdings. We've positioned Kemper Retirement Fund Series VI for continued slow growth, with the potential for a positive bounce in the first half of 1996. I think discussion of an impending recession is very much at odds with an environment of low inflation and declining interest rates. Anything's possible, but I just don't see recession as an immediate threat. Now if the economy were to begin to overheat, we'd be in a difficult position. But based on what I see right now, I don't consider that to be likely in the coming months.


Terms to Know

CORRECTION A sharp, relatively short price decline that temporarily interrupts a persistent upward trend in the market or the price of a stock. Technical analysts note that markets do not move straight up or down and that corrections are to be expected during any long-term move.

INDEX An unmanaged group of stocks that is considered representative of the stock or bond markets. An index does not take into account any fees or expenses related to the individual securities that it tracks. However, for performance comparisons, the index is adjusted to reflect the reinvestment of dividends of the securities in the index.

SECTOR  A specific industry group.

TOTAL RETURN A fund's total return figure measures both the net investment income generated by, and the effect of, any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and it represents the aggregate percentage or dollar value change over the period.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile because the outlook for the company is particularly uncertain or because of various other reasons.

ZERO-COUPON BOND A bond that makes no periodic interest payments but instead is sold at a deep discount from its face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security due to the accrual of interest. The security is redeemed at face value at maturity.

Performance Update

-------------------------------------------------------------------------------
Total Return*
-------------------------------------------------------------------------------
FOR PERIOD ENDED DECEMBER 31, 1995 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                             LIFE OF
                                              FUND
-------------------------------------------------------------------------------
KEMPER RETIREMENT FUND SERIES VI              7.25%   (Since 5/1/95)

                                 [Line Graph]

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Kemper Retirement
Fund Series VI from 5/1/95 through 12/31/95
-------------------------------------------------------------------------------

                                                 5/1/95     6/30/95     9/30/95     12/31/95
--------------------------------------------------------------------------------------------
- KEMPER RETIREMENT FUND SERIES VI(1)          $10,000      10,748       11,725       12,259
- RUSSELL 1000(R) GROWTH INDEX+                $10,000       9,778       10,106       10,725

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. During the period noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

1 Performance includes reinvestment of dividends and adjustment for the maximum sales charge of 5.0%. When comparing Kemper Retirement Fund Series VI to the Russell 1000(R) Growth Index,+ you should note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.

+ The Russell 1000(R) Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. Assumes reinvestment of dividends. Source is Lipper Analytical Services, Inc.

Individual Holdings

THE FUND'S 10 LARGEST STOCK HOLDINGS
REPRESENTING 7.27% OF THE FUND'S TOTAL NET ASSET ON DECEMBER 31, 1995

---------------------------------------------------------------------------------------------
Holdings                                                                            Percent
---------------------------------------------------------------------------------------------

1.   Circus Circus  Owns and operates casinos and hotels.                             0.89%
     Enterprises

2.   Monsanto Co.   Manufactures and sells a wide variety of agricultural             0.86%
                    and chemical products, manmade fiber, plastics and resin
                    products, prescription drugs and artificial sweeteners.

3.   Mobil Corp.    Produces, transports, refines and markets petroleum and           0.79%
                    natural gas and related products.

4.   Enron Corp.    Gathers, transports and markets natural gas.                      0.73%

5.   Pharmacia &    Engaged in the discovery, development, manufacturing and          0.73%
     Upjohn Inc.    marketing of human pharmaceuticals, specialty chemicals and
     Corp.          animal health products.

6.   GM Hughes      A world leader in the design, manufacture and marketing           0.68%
     Electronics    of advanced electronic systems for automotive,
     Corp.          telecommunications and defense applications; a leading
                    manufacturer and private owner and operator of commercial
                    communications satellites.

7.   BMC Software   Develops, markets and supports standard systems software          0.68%
                    products to enhance IBM's database management and data
                    communications systems.

8.   Cincinnati     Provides telecommunications services, information systems and     0.66%
     Bell           marketing services.

9.   R.P. Scherer   International developer and manufacturer of drug delivery         0.63%
     Corp.          systems and the world's largest producer of soft gelatin
                    capsules.

10.  Textron Inc.   A multi-industry company with operations in manufacturing         0.62%
                    and financial services; its business services include aircraft, automotive, industrial, systems and components, finance
                    and Paul Revere.


Portfolio of Investments

KEMPER RETIREMENT FUND--SERIES VI
PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1995
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL
                                                                                          AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
OBLIGATIONS--57.8%
                                 U.S. Treasury, zero coupon, 2004
                                 (Cost: $16,882)                                         $32,500     $18,00
                                  -------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
 COMMON STOCKS                                                                           SHARES     VALUE
-----------------------------------------------------------------------------------------------------------
ADVERTISING,
BROADCASTING AND
PUBLISHING--1.7%
                               (a) Cox Communications Inc.                                3,000          58
                                   Harcourt General                                       2,500         105
                                   Interpublic Group of Companies                         1,750          76
                                   Liberty Media Group "A"                                3,600          97
                               (a) Tele-Communications, International                     3,000          60
                               (a) Viacom International "A"                               2,800         128
                                   ========================================================================
                                                                                                        524
                                   ------------------------------------------------------------------------
CHEMICALS--2.1%
                                   Air Products & Chemicals                               2,000         105
                                   B.F. Goodrich Co.                                      1,000          68
                                   E.I. DuPont de Nemours & Co.                           1,500         105
                                   Monsanto Co.                                           2,200         270
                                   Praxair, Inc.                                          3,300         111
                                   ========================================================================
                                                                                                        659
                                   ------------------------------------------------------------------------
COMPUTER SOFTWARE,
ELECTRONIC DATA
PROCESSING AND
ELECTRONIC
COMPONENTS--5.5%
                               (a) Atmel Corporation                                      1,300          29
                               (a) BMC Software                                           5,000         214
                               (a) Cisco Systems                                          2,000         149
                               (a) Compaq Computer Corp.                                  3,700         178
                                   First Data Corporation                                 1,800         120
                                   General Motors-Electronic Data Systems                 1,900          99
                                   Hewlett-Packard, Co.                                   1,500         125
                                   Intel Corp.                                            3,000         170
                                   Linear Technology Corp.                                1,000          39
                               (a) LSI Logic Corp.                                        2,800          92
                               (a) Microsoft Corp.                                        2,000         176
                               (a) Parametric Technology Corp.                            1,300          86
                               (a) Silicon Graphics Inc.                                  2,800          77
                               (a) Softkey International                                  3,000          69
                               (a) Sun Microsystems                                       2,000          91
                                   ========================================================================
                                                                                                      1,714
                                   ------------------------------------------------------------------------
CONSUMER PRODUCTS
AND SERVICES--2.8%
                                   Gillette Co.                                           2,000         104
                                   PepsiCo                                                3,450         193
                                   Philip Morris Companies                                2,000         181
                                   Procter & Gamble Co.                                   2,000         166
                                   Sara Lee Corp.                                         4,000         128
                                   Warnaco Group                                          3,700          92

                                   ========================================================================
                                                                                                        864
                                   ------------------------------------------------------------------------

Portfolio of Investments

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                           SHARES      VALUE
------------------------------------------------------------------------------------------------------------
DRUGS AND
HEALTHCARE--3.8%
                                   Astra AB                                               4,000    $   156
                                   Baxter International                                   2,500        105
                               (a) Caremark International, Inc.                           1,800         33
                                   Columbia/HCA Healthcare Corp.                          2,400        122
                                   Johnson & Johnson                                      1,000         86
                                   Medtronic, Inc.                                        3,000        168
                                   Merck & Co., Inc.                                      1,500         99
                                   Pharmacia & Upjohn Inc.                                5,900        229
                               (a) R. P. Scherer Corp.                                    4,000        196
                                   ========================================================================
                                                                                                     1,194
                                   ------------------------------------------------------------------------
ENERGY AND
RELATED SERVICES--2.3%
                                   Enron Corp.                                            6,000        229
                                   Enron Oil & Gas Co.                                    3,800         91
                                   Mobil Corp.                                            2,200        246
                                   Schlumberger Ltd.                                      2,000        139
                                   ========================================================================
                                                                                                       705
                                   ------------------------------------------------------------------------
ENTERTAINMENT AND
RESTAURANTS--2.2%
                                   Carnival Corp.                                         5,000        122
                               (a) Circus Circus Enterprises                             10,000        279
                                   Walt Disney Co.                                        2,800        165
                                   Wendy's International                                  5,000        106
                                   ========================================================================
                                                                                                       672
                                   ------------------------------------------------------------------------
FINANCIAL SERVICES--2.2%
                                   Bank of Boston                                         2,000         92
                                   Boatmen's Bancshares                                   1,500         61
                                   Dean Witter Discover                                   3,000        141
                                   Marsh & McLennan Companies, Inc.                       1,200        107
                                   MBIA Inc.                                              2,000        150
                                   Northern Trust Co.                                     2,500        140
                                   ========================================================================
                                                                                                       691
                                   ------------------------------------------------------------------------
MANUFACTURING--6.5%
                                   Allied-Signal                                          4,000        190
                                   Armstrong World Industries                             1,100         68
                                   Boeing Co.                                             2,300        180
                                   Emerson Electric Co.                                   2,300        188
                                   Fluor Corp.                                            2,000        132
                                   FMC Corp.                                              2,250        152
                                   GM Hughes Electronics Corp.                            4,300        211
                                   General Electric Co.                                   2,000        144
                                   Georgia-Pacific Corp.                                  1,000         69
                                   Leggett & Platt Incorporated                           5,100        124
                                   Magna International Inc.                               2,500        108
                                   Shaw Industries                                       10,000        147
                                   Textron Inc.                                           2,900        196
                                   York International Corp.                               2,500        118
                                   ========================================================================
                                                                                                     2,027
                                   ------------------------------------------------------------------------
RETAILING--1.9%
                               (a) Federated Department Stores                            3,900        107
                                   Home Depot                                             2,000         96
                                   May Department Stores Co.                              3,250        137
                               (a) Office Depot                                           4,200         83
                               (a) OfficeMax                                              2,500         56
                                   Pep Boys-Manny Moe & Jack                              5,000        128
                                   ========================================================================
                                                                                                       607
                                   ------------------------------------------------------------------------

Portfolio of Investments

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF
                                                                                       SHARES          VALUE
------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--2.4%
                                 (a) AirTouch Communications                              5,500    $   155
                                     Cincinnati Bell                                      6,000        209
                                 (a) DSC Communication                                    1,300         48
                                     SBC Communications, Inc.                             2,100        121
                                 (a) Tellabs Operations                                   2,000         74
                                 (a) WorldCom, Inc.                                       4,000        141
                                     =======================================================================
                                                                                                       748
                                     -----------------------------------------------------------------------
                                     TOTAL COMMON STOCKS--33.4%
                                     (Cost: $10,161)                                                10,405
                                     =======================================================================
------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL
                                                                                   AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--9.9%
                               Yield--5.90% and 5.51%
                               Due--January 1996
                               Cooper Industries, Inc.                                 $ 1,600      1,599
                               Federal Home Loan Mortgage Corporation                    1,500      1,499
                               =============================================================================
                               TOTAL MONEY MARKET INSTRUMENTS--9.9%
                               (Cost: $3,098)                                                       3,098
                               =============================================================================
                               TOTAL INVESTMENTS--101.1%
                               (Cost: $30,141)                                                     31,504
                               =============================================================================
                               LIABILITIES, LESS CASH AND OTHER
                               ASSETS--(1.1)%                                                        (347)
                               =============================================================================
                               NET ASSETS--100%                                                   $31,157
                               =============================================================================

----------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
----------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $30,141,000 for federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation was $1,681,000, the aggregate gross unrealized depreciation was $318,000 and the net unrealized appreciation on investments was $1,363,000.

See accompanying Notes to Financial Statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $30,141)                                                                                 $31,504
Cash                                                                                                162
Receivable for:
  Fund shares sold                                                                                  281
  Dividends and interest                                                                             15
    TOTAL ASSETS                                                                                 31,962
=======================================================================================================

-------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                                                             770
  Management fee                                                                                     12
  Administrative services fee                                                                         5
  Other                                                                                              18
    Total liabilities                                                                               805
NET ASSETS                                                                                      $31,157
=======================================================================================================

-------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                 $29,771
Undistributed net realized gain on investments                                                        2
Net unrealized appreciation on investments                                                        1,363
Undistributed net investment income                                                                  21
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                     $31,157
=======================================================================================================

-------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($31,157 + 3,144 shares outstanding)                                                             9.91
-------------------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
  (net asset value, plus 5.26% of
   net asset value or 5.00% of offering price)                                                   $10.43
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

Financial Statements

STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1995
(IN THOUSANDS)

---------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
  Interest                                                                                   $  474
  Dividends                                                                                      25
    Total investment income                                                                     499
Expenses:
  Management fee                                                                                 48
  Administrative services fee                                                                    19
  Custodian and transfer agent fees and related expenses                                         29
  Professional fees                                                                               4
  Reports to shareholders                                                                         3
  Trustees' fees and other                                                                       12
    Total expenses                                                                              115
NET INVESTMENT INCOME                                                                           384
===================================================================================================

---------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
---------------------------------------------------------------------------------------------------
  Net realized gain on sales of investments                                                      35
  Net realized gain from futures transactions                                                   305
    Net realized gain                                                                           340
  Change in net unrealized appreciation on investments                                        1,320
Net gain on investments                                                                       1,660
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $2,044
===================================================================================================

---------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)
---------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS           MAY 1, 1995
                                                                      ENDED                 TO
                                                                DECEMBER 31, 1995     JUNE 30, 1995
---------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------
  Net investment income                                                    $  384                20
  Net realized gain (loss)                                                    340               (14)
  Change in net unrealized appreciation                                     1,320                43
Net increase in net assets resulting from operations                        2,044                49
  Distribution from net investment income                                    (383)               --
  Distribution from net realized gain                                        (324)               --
Total dividends to shareholders                                              (707)               --
Net increase from capital share transactions                               22,631             7,040
TOTAL INCREASE IN NET ASSETS                                               23,968             7,089
===================================================================================================

---------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------
Beginning of period                                                         7,189               100
END OF PERIOD (including undistributed net investment
income of $21 and $20)                                                    $31,157             7,189
===================================================================================================

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE FUND Kemper Retirement Fund Series VI (the Fund) is a
                             series of Kemper Target Equity Fund (the Trust), an open-end, management investment company, organized as a business trust under the laws of Massachusetts. The objectives of the Fund are to provide a guaranteed return of investment on the Maturity Date (May 15, 2006) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital. The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio, as well as by a guarantee from Kemper Financial Services, Inc.
                             (KFS), the Fund's investment manager.

--------------------------------------------------------------------------------
2    SIGNIFICANT ACCOUNTING  INVESTMENT VALUATION. Investments are stated at
     POLICIES value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes premium and discount amortization on money market instruments; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             EXPENSES. Expenses arising in connection with a series of the Trust are allocated to that series. Other Trust expenses are allocated among the series in proportion to their relative net assets.

                             FUND SHARE VALUATION. Fund shares are sold to the public during a limited offering period, which may be extended or shortened at the option of the Fund. Fund shares are redeemed on a continuous basis and are sold and

NOTES TO FINANCIAL STATEMENTS

                             redeemed at net asset value (plus a commission on most sales). On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of shares outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended December 31, 1995.

                             DIVIDENDS TO SHAREHOLDERS. The Trust declares and pays dividends of net investment income and net realized capital gains on an annual basis, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH       MANAGEMENT AGREEMENT. The Trust has a management
     AFFILIATES              agreement with KFS and the Fund pays a management
                             fee at an annual rate of .50% of average daily net assets. The Fund incurred a management fee of $48,000 for the six months ended December 31, 1995.

                             UNDERWRITING AGREEMENT. The Trust has an underwriting agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of the Fund's shares are as follows:

                                                                                                          COMMISSIONS
                                                                                                        ALLOWED BY KDI
                                                                                COMMISSIONS      -----------------------------
                                                                              RETAINED BY KDI    TO ALL FIRMS    TO AFFILIATES
                                                                              ---------------    ------------    -------------
                                        Six months ended December 31, 1995       $ 109,000          899,000         124,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                                       ASF PAID BY KDI
                                                                               ASF PAID BY      -----------------------------
                                                                             THE FUND TO KDI    TO ALL FIRMS    TO AFFILIATES
                                                                             ---------------    ------------    -------------
                                        Six months ended December 31, 1995       $19,000           20,000           3,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Trust's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent. For the six months ended December 31, 1995, the transfer agent remitted shareholder services fees to KSvC of $16,000 with respect to the Fund.

NOTES TO FINANCIAL STATEMENTS


                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of KFS. During the six months ended December 31, 1995, the Trust made no payments to its officers and the Fund incurred trustees' fees of $8,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT              For the six months ended December 31, 1995,
     TRANSACTIONS            investment transactions (excluding short-term
                             instruments) are as follows (in thousands):

                             Purchases                                   $24,521

                             Proceeds from sales                           1,014

--------------------------------------------------------------------------------
5    CAPITAL SHARE           The following table summarizes the activity in
     TRANSACTIONS            capital shares of the Fund (in thousands):

                                                                                      MAY 1, 1995
                                                          SIX MONTHS ENDED                TO
                                                         DECEMBER 31, 1995           JUNE 30, 1995
                                                        --------------------      -------------------
                                                        SHARES       AMOUNT       SHARES       AMOUNT
                         ----------------------------------------------------------------------------
                         Shares sold                    2,369        $22,641         770       $7,084
                         ----------------------------------------------------------------------------
                         Shares issued in
                         reinvestment of
                         dividends                         71            686          --          --
                         ----------------------------------------------------------------------------
                         Less shares redeemed              72            696           5          44
                         ----------------------------------------------------------------------------
                         NET INCREASE FROM
                         CAPITAL SHARE
                         TRANSACTIONS                   2,368        $22,631         765       $7,040
                         ----------------------------------------------------------------------------

                                                            SIX MONTHS          MAY 1, 1995
                                                              ENDED                  TO
                                                        DECEMBER 31, 1995      JUNE 30, 1995
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $  9.26               9.00
Income from investment operations:
  Net investment income                                                .11                .06
  Net realized and unrealized gain                                     .78                .20
Total from investment operations                                       .89                .26
Less dividends:
  Distribution from net investment income                              .13                 --
  Distribution from net realized gain                                  .11                 --
Total dividends                                                        .24                 --
Net asset value, end of period                                     $  9.91               9.26
TOTAL RETURN (NOT ANNUALIZED)                                         9.68%              2.89
==================================================================================================
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------
Expenses                                                              1.19%              1.09
Net investment income                                                 3.98%              3.91
--------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                         $31,157              7,189
==================================================================================================
Portfolio turnover rate (annualized)                                    11%                --
--------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

Special Shareholders' Meeting

SPECIAL SHAREHOLDERS' MEETING

On September 19, 1995, the results of the proxy solicitation were announced at a special shareholder meeting. Kemper Target Equity Fund shareholders were asked to vote on three separate issues: election of eight Trustees to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors and approval of a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement. All seven series of Kemper Target Equity Fund voted together on items one and two which is why the number of votes is higher for these items. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:

1) Election of Trustees

                               For       Withheld
    James E. Akins          37,666,268   2,382,927
    Arthur R. Gottschalk    37,676,278   2,374,917
    Frederick T. Kelsey     37,662,263   2,386,932
    David B. Mathis         37,770,396   2,278,799
    Fred B. Renwick         37,690,297   2,358,898
    Stephen B. Timbers      37,718,332   2,330,863
    John B. Tingleff        37,762,386   2,286,809
    John G. Weithers        38,014,696   2,034,499

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

       For        Against      Abstain
   37,794,664     521,615     1,732,910

3) Approval of new investment management agreement

       For        Against      Abstain
   396,954        763         18,873

Trustees and Officers

TRUSTEES


STEPHEN B. TIMBERS
President and Trustee

JAMES E. AKINS
Trustee

ARTHUR R. GOTTSCHALK
Trustee

FREDERICK T. KELSEY
Trustee

FRED B. RENWICK
Trustee

JOHN B. TINGLEFF
Trustee

JOHN G. WEITHERS
Trustee

OFFICERS

TRACY M. CHESTER
Vice President

DENNIS H. FERRO
Vice President

JOHN E. NEAL
Vice President

JOHN E. PETERS
Vice President

STEVEN H. REYNOLDS
Vice President

PHILIP J. COLLORA
Vice President and
Secretary

CHARLES F. CUSTER
Vice President and
Assistant Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary

--------------------------------------------------------------------------------
LEGAL COUNSEL                  VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                               222 North LaSalle Street
                               Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT      KEMPER SERVICE COMPANY
                               P.O. Box 419557
                               Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT   INVESTORS FIDUCIARY TRUST COMPANY
                               127 West 10th Street
                               Kansas City, MO 64105

--------------------------------------------------------------------------------
INVESTMENT MANAGER             KEMPER FINANCIAL SERVICES, INC.

PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               120 South LaSalle Street
                               Chicago, IL 60603

               [RECYCLE LOGO]
               Printed on recycled paper.

               This report is not to be distributed unless preceded or accompanied by a Kemper Retirement
               Fund Series VI prospectus.

               KRF6 - 3 (2/96)                       [KEMPER FUNDS LOGO]

                                                                 1009490
                                                   Printed in the U.S.A.